EXECUTION COPY

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

     AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of August 11, 2005 (this “Amendment”), by and among:

     A. CI Law Trustees Limited for the San Roque Trust, a Channel Islands trust (the “San Roque Trust”);

     B. Dr. Serge C.P. Belamant (“Belamant”);

     C. South African Private Equity Fund III, L.P., a Cayman Islands limited partnership (“SAPEF”);

     D. South African Private Equity Trust III, a South African trust (“SAPET”);

     E. Brait International Limited, a Mauritian company (“Brait”);

     F. Brenthurst Private Equity II Limited, a British Virgin Islands company (“Brenthurst II”);

     G. Brenthurst Private Equity South Africa I Limited, a British Virgin Islands company (“Brenthurst I” and, collectively with the San Roque Trust, Belamant, SAPEF, SAPET, Brait and Brenthurst II, the “Sellers”);

     H. General Atlantic Partners 80, L.P., a Delaware limited partnership (“GAP LP”);

     I. GapStar, LLC, a Delaware limited liability company (“GapStar”);

     J. GAP Coinvestments III, LLC, a Delaware limited liability company (“GAP Coinvestments III”);

     K. GAP Coinvestments IV, LLC, a Delaware limited liability company (“GAP Coinvestments IV”);

     L. GAPCO GmbH & Co. KG, a German limited partnership (“GAPCO KG” and, collectively with GAP LP, GapStar, GAP Coinvestments III and GAP Coinvestments IV, the “Purchasers”); and M. Net 1 UEPS Technologies, Inc., a Florida corporation (the “Company”).

     WHEREAS, the Sellers, the Purchasers and the Company are parties to a Stock Purchase Agreement, dated as of July 18, 2005 (the “Original Agreement”);

     WHEREAS, the Sellers, the Purchasers and the Company wish to amend certain provisions of the Original Agreement; and

     WHEREAS, capitalized terms used but not defined in this Amendment shall have the respective meanings given to such terms in the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment of Exhibit A. Exhibit A of the Original Agreement is hereby amended and restated to read as follows:

PURCHASED SHARES

Purchaser	Percentage
General Atlantic Partners 80, L.P.	91.08405%
GapStar, LLC	1.8750%
GAP Coinvestments III, LLC	5.4572%
GAP Coinvestments IV, LLC	1.4275%
GAPCO GmbH & Co. KG	0.15625

Seller	Percentage
CI Law Trustees Limited for the San Roque Trust	5.0705472%
Dr. Serge C.P. Belamant	9.0580161%
South African Private Equity Fund III, L.P.	67.7076693%
South African Private Equity Trust III	0.9753915%
Brait International Limited	3.9064508%
Brenthurst Private Equity II Limited	8.5941879%
Brenthurst Private Equity South Africa I Limited	4.6877372%

     2. Continued Effect. Except as provided in this Amendment, the Original Agreement shall continue in full force and effect.

     3. Other Provisions. The provisions of Article X [Miscellaneous] of the Original Agreement are incorporated herein as if fully set forth herein (other than Section 10.1 [Survival of Representations and Warranties] and Section 10.11 [Entire Agreement] of such Article X); provided that the term “Agreement” shall be replaced with the term “Amendment” wherever the same appears in such Article X.

     4. Entire Agreement. This Amendment, together with the Original Agreement, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

SELLERS:

CI LAW TRUSTEES LIMITED FOR THE
SAN ROQUE TRUST

By: /s/ R. David Johnson
Name: R. David Johnson
Title: Director

/s/ Serge C.P. Belamant
Serge C.P. Belamant

SOUTH AFRICAN PRIVATE EQUITY
FUND III, L.P.

By: SAPEF III INTERNATIONAL G.P.
LIMITED, its General Partner

By: /s/ Hans Schibil
Name: Hans Schibil
Title: Director

SOUTH AFRICAN PRIVATE EQUITY
TRUST III

By: /s/ Antony Ball
Name: Antony Ball
Title: Director

BRAIT INTERNATIONAL LIMITED

By: /s/ Dhanraj Boodhou
Name: Dhanraj Boodhou
Title: Director

BRENTHURST PRIVATE EQUITY II
LIMITED

By: /s/ Alasdair J.K. Pein
Name: Alasdair J.K. Pein
Title: Managing Partner Southern
Cross Capital

BRENTHURST PRIVATE EQUITY
SOUTH AFRICA I LIMITED

By: /s/ Alasdair J.K. Pein
Name: Alasdair J.K. Pein
Title: Managing Partner Southern
Cross Capital

PURCHASERS:

GENERAL ATLANTIC PARTNERS 80,
L.P.

By: GENERAL ATLANTIC LLC, its
General Partner

By: /s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Director

GAPSTAR, LLC

By: GENERAL ATLANTIC LLC, its Sole
Member

By: /s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Director

GAP COINVESTMENTS III, LLC

By: /s/ Matthew Nimetz
Name: Matthew Nimetz
Title: A Managing Member

GAP COINVESTMENTS IV, LLC

By: /s/ Matthew Nimetz
Name: Matthew Nimetz
Title: A Managing Member

GAPCO GMBH & CO. KG

By: GAPCO MANAGEMENT GMBH,
its General Partner

By: /s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Director

COMPANY:

NET 1 UEPS TECHNOLOGIES, INC.

By: /s/ Herman G. Kotze
Name: Herman G. Kotze
Title: Chief Financial Officer